UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 16, 2018

Hospitality Investors Trust, Inc.
(Exact Name of Registrant as Specified in Charter)

Maryland	000-55394	80-0943668
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Park Avenue Tower, 65 East 55th Street, Suite 801

New York, NY 10022
(Address, including zip code, of Principal Executive Offices)

Registrant’s telephone number, including area code: (571) 529-6390

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

☒	Emerging growth company

☒	If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 7.01.	Regulation FD Disclosure

On November 26, 2018, representatives of Hospitality Investors Trust, Inc. (the “Company”) will host a webinar to discuss the Company’s financial results for the quarter ended September 30, 2018. Information to call into the webinar is as follows:

Date:	Monday, November 26, 2018
Time:	2:30 p.m., Eastern Time
Dial-in Number:	+1-240-454-0887
Access Code:	663 660 783

To access the live webinar please visit the “News Feed” section of the home page of the Company’s website at www.hitreit.com.

The webinar replay will be posted when available on the “News Feed” section of the home page of the Company’s website at www.hitreit.com.

The information in this Item 7.01 shall not be deemed “filed” for any purpose, including for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information in this Item 7.01 shall not be deemed incorporated by reference into any filing under the Exchange Act or the Securities Act of 1933, as amended, regardless of any general incorporation language in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOSPITALITY INVESTORS TRUST, INC.

Date: November 16, 2018	By:	/s/ Jonathan P. Mehlman
Jonathan P. Mehlman
Chief Executive Officer and President